UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2020

GARTNER, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14443	04-3099750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 10212

56 Top Gallant Road

Stamford, CT 06902-7700

(Address of principal executive offices, including zip code)

(203) 316-1111

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 per value per share	IT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Notes Offering by Gartner, Inc.

On September 14, 2020, Gartner, Inc. (“Gartner”) issued a press release announcing that it has commenced an offering of $800 million aggregate principal amount of its Senior Notes due 2030 (the “Notes”) in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). A copy of the press release is furnished as Exhibit 99.1 to this report. Gartner intends to use the net proceeds from the offering of the Notes, together with cash on hand, to (i) redeem all $800 million of its 5.125% senior notes due 2025 and (ii) pay related fees and expenses. This report does not constitute an offer to sell or a solicitation of an offer to buy the Notes. There can be no assurance that the proposed offering of Notes will be completed.

The Notes will be sold only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and outside the United States only to non-U.S. persons in accordance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Recent Developments

In connection with the offering of the Notes, Gartner is providing prospective purchasers with an offering memorandum, which includes a description of recent developments. Gartner previously provided updates on the impact of the novel coronavirus disease (“COVID-19”) pandemic on its business, results of operations, financial condition and cash flows in its Quarterly Reports on Form 10-Q for the three months ended March 31, 2020 and June 30, 2020. Impacts during the second quarter of 2020 included, among others, reduced revenues, in particular as a result of cancelled conferences. In June, Gartner implemented workforce reductions.

Since Gartner reported its financial results for the three months ended June 30, 2020, it has continued to experience negative impacts on all of its segments due to the COVID-19 pandemic, with the Conferences segment being the most impacted. All destination conferences have been cancelled through the end of 2020. Conferences may be suspended after that date due to government mandates, health concerns or both. Gartner is continuing its operational planning for virtual conferences from September 2020 to December 2020, which are expected to result in significantly less revenue and contribution margin, but aid in client retention and engagement. Cancellation of destination conferences is also expected to result in costs relating to workforce reductions and cancellation costs. The safety of Gartner’s associates and clients remain its top priority so future destination conferences will be held only if Gartner determines the relevant impacts of COVID-19 have sufficiently receded in the jurisdictions where its conferences are to be held. Gartner’s other segments may also continue to experience reduced demand, decreased revenues and/or lower business growth and retention rates as a result of the pandemic.

The uncertainty surrounding the COVID-19 pandemic has created disruption for Gartner’s business, its customers and for the global economy as a whole. The ultimate impact of the COVID-19 pandemic on Gartner’s business will depend on many factors that are beyond its knowledge and control. See “Risk Factors” in Gartner’s Annual Report on Form 10-K for the year ended December 31, for 2019 and Gartner’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2020 and June 30, 2020 for more information.

Concurrently with the offering of the Notes, Gartner intends to amend and restate the credit agreement governing its senior secured credit facility (the “Amendment and Restatement”) in order to extend the maturity date of the senior secured credit facility from March 2022 to September 2025 and make certain other changes to the terms and conditions of the senior secured credit facility.

Among other things, in connection with the Amendment and Restatement, Gartner intends to decrease the available borrowing capacity under the revolving credit facility from $1.2 billion to $1 billion. In addition, under the senior secured credit facility, Gartner is currently subject to a maximum consolidated leverage ratio, maximum secured leverage ratio and a minimum EBITDA to interest expense ratio. Following the effectiveness of the Amendment and Restatement, the maximum secured leverage ratio and minimum EBITDA to interest expense ratio will no longer apply under the senior secured credit facility. There is no assurance that we will be successful in entering into the Amendment and Restatement.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different, and are currently, or in the future could be, amplified by the COVID-19 pandemic. Such factors include, but are not limited to, the following: market conditions affecting the proposed offering, changes in plans or timing relating to the proposed offering, uncertainty of the magnitude, duration, geographic reach and impact on the global economy of the COVID-19 pandemic; the current, and uncertain future, impact of the COVID-19 pandemic and governments’ responses to it on our business, growth, reputation, projections, prospects, financial condition, operations, cash flows, and liquidity; the adequacy or effectiveness or steps we take to respond to the crisis, including cost reduction or other mitigation programs; our ability to recover potential claims under our event cancellations insurance; our ability to hold destination conferences, which have been cancelled for the remainder of 2020; the amount of new business generated, including from acquisitions; the mix of domestic and international business; cybersecurity incidents; general economic conditions; changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates and the effect on the credit markets and access to capital; risks associated with the creditworthiness, budget cuts, and shutdown of governments and agencies; uncertainty from the expected discontinuance of LIBOR and transition to any other interest rate benchmark; changes to laws and regulations; and other factors. Forward-looking statements included herein speak only as of the date hereof and Gartner disclaims any obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release announcing intention to offer senior notes due 2030 issued on September 14, 2020.

104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gartner, Inc.

Date: September 14, 2020	By:	/s/ Craig W. Safian
Craig W. Safian
Executive Vice President and
Chief Financial Officer